UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 OR 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): September 8, 2015

Commission file number 000-1542628

GREENTECH MINING INTERNATIONAL, INC.
(Exact name of registrant as specified in its charter)

Delaware	45-4510994
(State or other jurisdiction of	(I.R.S. Employer
incorporation or organization)	Identification No.)

951 Mariners Island Boulevard, Suite 300
San Mateo, California 94404
 (Address of principal executive offices)

(650) 283-2653
(Registrant's telephone number, including area code)

 Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

❒	Written communications pursuant to Rule 425 under the Securities Act (17 CFR.230.425)

❒	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

❒	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

❒	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

SECTION 4 - MATTERS RELATED TO ACCOUNTANTS & FINANCIAL STATEMENTS

Item 4.01 - Changes in Registrant's Certifying Accountant.

Anton & Chia, LLP. formerly the independent registered public accountant for Greentech Mining International, Inc. (the "Company"), resigned as the Company's independent registered public accountant on July 24, 2015 based upon the fact that they elected not to perform on going services for the Company. A copy of the resignation letter is attached as Exhibit 16.1 to this Current Report on Form 8-K.

At this time, the Company has not engaged new auditors but is in the process of vetting two firms local to its office in California.

The action to engage new auditors was approved by the Board of Directors. No audit committee exists, other than the members of the Board of Directors.

In connection with audit of fiscal years ended March 31, 2013 and 2014 and the cumulative period of April 1, 2014 through December 31, 2014 and through the date of resignation of the accountants, no disagreements exist with the former independent registered public accountant on any matter of accounting principles or practices, financial statement disclosure, internal control assessment, or auditing scope of procedure, which disagreements if not resolved to the satisfaction of the former accountant would have caused them to make reference in connection with their report to the subject of the disagreement(s).

The audit reports by Anton & Chia, LLP. for the fiscal years ended March 31, 2013 and 2014, contained an opinion which included a paragraph discussing uncertainties related to continuation of the Company as a going concern and did not include an adverse opinion or a disclaimer of opinion or were not qualified or modified as to uncertainty, audit scope or accounting principles.

The Company provided Anton & Chia, LLP. with a copy of this Current Report on Form 8-K, and requested that Anton & Chia, LLP. furnish the Company with a letter addressed to the Securities and Exchange Commission stating whether Anton & Chia, LLP. agrees with the statements made by Company in response to the disclosures required by Item 304(a) of Regulation S-K contained herein. The Company subsequently received the requested letter, and a copy of such letter is attached as Exhibit 16.2 to this Current Report on Form 8-K.

Item 9.01. Financial Statements and Exhibits.

(a) Not Applicable.

(b) Not Applicable.

(c) Not Applicable.

(d) Exhibits.

Exhibit 16.1 Resignation Letter from Anton & Chia, LLP. Dated July 24, 2015

Exhibit 16.2 Letter from Anton & Chia, LLP. Dated September 8, 2015

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

Dated: September 8, 2015

GEENTECH MINING INTERNATIONAL, INC.
	By:	/s/ Matthew Neher
Matthew Neher
Chief Executive Officer